Rayliant Wilshire NxtGen International Equity ETF

RWIN

A series of Rayliant Funds Trust

SUMMARY PROSPECTUS

January 22, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 22, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://funds.rayliant.com. You can also obtain these documents at no cost by calling (866) 949-4945 or by sending an email request to orderrayliantetfs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on NASDAQ, Inc. (the “Exchange”).

Investment Objective: The Rayliant Wilshire NxtGen International Equity ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the FT Wilshire Developed ex US Large NxtGen Index (the “Underlying Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.42%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$43	$135

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in securities that comprise the Underlying Index. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

Wilshire Indexes (the “Index Provider”) compiles, maintains, and calculates the Underlying Index in accordance with its guidelines and mandated procedures. In addition, further eligibility criteria such as liquidity, size, and nationality will be based upon the eligibility criteria contained within the methodologies for the FT Wilshire Global Equity Market Series.

The Underlying Index is composed of equity securities of issuers incorporated, headquartered in or with primary listings in one of twenty-three designated developed international countries (the “Eligible Countries”), which include Canada, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, new Zealand and Singapore. In cases where an issuer could reasonably be assigned to more than one country, the country assignment is based on an analysis of factors such as the issuer’s assets, revenues, domicile of directors and senior management, and corporate history and heritage.

Eligible securities generally include listed equity securities such as common shares, ordinary shares, and preferred shares. Securities must be exchange-listed to qualify for inclusion; securities trading solely over-the-counter and issuers that are subject to a U.S. sanctions program are not eligible.

For each Eligible Country, an index universe is established that consists of all eligible securities assigned to that country. These country universes are then aggregated to form the investable universe from which the Underlying Index is constructed.

The construction of the Underlying Index follows a three-step process: (i) estimation of risk-adjusted returns, (ii) estimation of the covariance matrix, and (iii) portfolio optimization.

i.	Risk-Adjusted Return Estimation. Stock-level expected risk-adjusted returns are estimated on a quarterly basis using machine-learning models that draw on more than one hundred fundamental and market characteristics. These characteristics span twelve factor categories, including accounting conservatism, default risk, growth, investment conservatism, issuance, liquidity, low risk, momentum, productivity, profitability, size, and value.

ii.	Covariance Matrix Estimation. A statistical factor model is applied to estimate the covariance matrix of stock returns. Factor returns are obtained through a principal component analysis (“PCA”) of daily stock returns over the prior twenty-four months. The analysis employs the top fifty principal components, which are designed to capture the most significant sources of common variation in security returns. A covariance matrix is a table that shows how each stock’s returns vary on their own and how they move together with every other stock, estimated from historical return data.

iii.	Mean–Tracking Error Optimization. The Underlying Index weights are determined using a mean–tracking error optimization framework. This process balances expected return with considerations of tracking error and portfolio turnover, subject to diversification and capacity constraints such as limits on security, industry, and country exposures. Securities that would otherwise receive immaterial weights are excluded, and their aggregate weights are redistributed on a pro rata basis among the remaining constituents.

The Underlying Index is reconstituted and rebalanced on a quarterly basis.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Equity Risk: Equity risk refers to the potential for a decline in the value of equity securities, including common stocks, due to broad market conditions, fluctuations or factors specific to an individual company or industry. General economic conditions, such as fluctuations in interest rates, periods of market instability, or prolonged economic downturns, may adversely impact the equity markets as a whole, resulting in a decrease in the value of the Fund’s equity holdings. A significant decline in the overall stock market could lead to a broad-based depreciation in the price of the securities held by the Fund. Furthermore, equity risk includes the possibility that investor sentiment toward a particular industry or sector may deteriorate, leading to a widespread sell-off of securities in that industry, thereby reducing the market value of those companies. The price of an individual company’s common stock may also decline due to industry-specific challenges, such as increased operational costs or adverse regulatory developments, which may similarly affect other companies operating within the same sector or geographic region. Additionally, an individual company’s stock price may experience substantial volatility over short periods due to company-specific events, including, but not limited to, strategic business decisions, changes in leadership, declining demand for its products or services, or unfavorable financial performance. For example, a negative earnings report, a reduction or suspension of dividend payments, or unexpected corporate developments could result in a significant decrease in the company’s stock value.

Foreign Securities Risk: Investments in securities issued by non-U.S. issuers entails risks that are distinct from, and in some cases greater than, those associated with investments in securities of U.S. issuers. Foreign securities may be subject to lower liquidity, heightened price volatility, and a lack of publicly available or reliable financial information relative to U.S. issuers. In addition, financial reporting, accounting, auditing, and recordkeeping standards applicable to foreign issuers may be inconsistent with, or less rigorous than, those required of U.S. companies, potentially limiting transparency and investor protections. Foreign investments are also exposed to political and economic risks, including the possibility of expropriation, nationalization, political instability, and other adverse governmental actions that could negatively impact the value of the Fund’s holdings. The enforcement of legal rights and contractual obligations in foreign jurisdictions may be difficult, unpredictable, or, in some cases, impracticable due to differences in legal systems and regulatory frameworks. Moreover, investments in foreign securities may be subject to additional financial and operational constraints, including withholding taxes on dividends, capital controls, currency exchange restrictions, and elevated transaction costs. To the extent that the Fund holds securities denominated in foreign currencies, fluctuations in exchange rates—particularly depreciation of a foreign currency relative to the U.S. dollar—may materially reduce the value of the Fund’s investments and negatively impact overall returns.

From time to time, the Fund may invest in securities of companies that operate in, or conduct business with, countries that are subject to economic sanctions or trade embargoes imposed by the U.S. government, the United Nations, or other international regulatory bodies. Entities with exposure to such jurisdictions may face regulatory restrictions that affect their operations, financial performance, or ability to access global capital markets. Additionally, any association with sanctioned countries may lead to reputational harm for affected companies, potentially diminishing investor confidence and adversely impacting the market value of their securities.

Geographic Concentration Risk: The Fund’s investments are expected to be concentrated in securities issued by entities domiciled in or with substantial operations within a single country or a limited number of countries or region. As a result, the Fund’s performance may be disproportionately affected by economic, political, or social developments in those jurisdictions. Adverse events, including but not limited to natural disasters, geopolitical conflicts, regulatory changes, or economic downturns, may materially impact the financial stability of such countries or regions. In turn, these circumstances could negatively affect the business operations, profitability, and market value of the securities held by the Fund, potentially leading to a decline in the Fund’s overall investment value.

Concentration Risk: To the extent the Underlying Index is concentrated in a particular country, region, sector, or group of issuers, the Fund will be subject to the risks associated with that concentration. Such risks may include greater volatility and adverse effects from economic, political, or regulatory events affecting that area of focus.

Currency Risk: Since the Fund’s NAV is calculated in U.S. dollars, any depreciation in the currency of a non-U.S. market in which the Fund invests relative to the U.S. dollar may result in a decline in the Fund’s NAV. Generally, if the U.S. dollar appreciates against a foreign currency, the value of securities denominated in that foreign currency will decline when converted to U.S. dollars, thereby negatively impacting the Fund’s NAV. Foreign exchange rates are subject to volatility and may fluctuate rapidly and unpredictably in response to global economic developments, monetary policy changes, and other macroeconomic factors. Such currency fluctuations may adversely affect the Fund’s performance, potentially leading to investment losses regardless of the duration for which an investor holds Shares.

Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

ETF Risks: The Fund is an exchange-traded fund (“ETF”) and, as a result of this structure, it is exposed to the following risks:

•	Trading Risk: Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

•	Cash Transactions Risk: Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

•	Limited Authorized Participants, Market Makers and Liquidity Providers Risk: Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Large Capitalization Company Risk: Large-capitalization companies may face limitations in their ability to swiftly adapt to emerging competitive pressures and may not achieve the same level of growth as smaller, more agile companies, particularly during prolonged periods of economic expansion. Consequently, the returns generated by investments in large-capitalization stocks may underperform those of small- and mid-capitalization companies, which often exhibit greater potential for rapid growth and market responsiveness.

Large Purchase and Redemption Risk: Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Limited History of Operations Risk. The Fund is newly-formed and has no history of operations for investors to evaluate. As a result, investors do not have a track record from which to judge the Fund and the Adviser, and the Adviser may not achieve the intended result in managing the Fund.

Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk: The success of the Fund’s strategy is dependent on the Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising, in which case the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Portfolio Turnover Risk: The Fund may experience elevated levels of portfolio turnover, which could result in increased brokerage commissions and other transaction-related expenses. These higher costs may adversely affect the Fund’s overall performance. Additionally, frequent trading activity within the Fund’s portfolio may generate net short-term capital gains, which could have tax implications for shareholders.

Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Small- and Mid-Capitalization Company Risk: Investments in securities of small- and mid-capitalization companies present a heightened level of risk and may experience greater price fluctuations compared to investments in larger, more established companies. Due to their relatively limited operational track records, narrower product offerings, and constrained financial resources, securities issued by such companies may exhibit lower liquidity and increased volatility. Additionally, these companies may be more susceptible to fluctuations in interest rates and anticipated changes in earnings, which could further impact their market value.

Tracking Error Risk: The Fund’s performance may deviate from, or fail to closely track, the returns of the Underlying Index. This divergence may arise from various factors, including, but not limited to, the Fund holding cash instead of investing in securities that comprise the Underlying Index. Such circumstances may occur when the Fund experiences delays in converting U.S. dollars into a foreign currency for the purpose of acquiring foreign securities, or when regulatory restrictions, trading suspensions, or legal constraints imposed by foreign governments prevent the Fund from investing in certain components of the Underlying Index. Furthermore, if the Fund employs a representative sampling methodology rather than fully replicating the Underlying Index, or if the Fund’s NAV is determined based on fair value pricing while the Underlying Index reflects securities’ closing prices in local foreign markets, the Fund’s ability to accurately mirror the performance of the Underlying Index may be adversely affected.

Underlying Index Risk: The Fund employs a passive investment strategy designed to replicate the performance of its Underlying Index rather than seeking to achieve returns that exceed those of the Underlying Index. As a result, the Fund does not actively manage its holdings based on market conditions or individual security performance. The Fund will only acquire or dispose of a security when it is added to or removed from the Underlying Index, regardless of whether that security is underperforming or experiencing adverse market conditions. Furthermore, the Fund’s portfolio rebalancing is conducted in direct alignment with the rebalancing schedule of the Underlying Index. Any modifications to the timing or composition of the Underlying Index’s rebalancing will correspondingly affect the Fund’s rebalancing activities.

Valuation Risk: The accuracy and reliability of financial information pertaining to securities issued by non-U.S. entities may be lower compared to that of securities issued by U.S. entities. As a result, determining an accurate and current market price for non-U.S. securities held by the Fund may be challenging. In certain instances, publicly available market quotations for specific securities may be limited or unavailable, requiring the Fund to determine a fair value for such securities. The fair value assigned to a security may differ from the price that would have been established if market quotations were readily accessible. Securities that are fair valued or valued using alternative methodologies rather than market quotations may be subject to increased price volatility and greater fluctuations in value from one trading day to the next. Furthermore, there is no guarantee that the Fund will be able to liquidate a security at its assigned fair value, and in some cases, the Fund may be required to sell a security at a price lower than its fair value, which could result in a realized loss.

Quantitative Investing Risk: Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.funds.rayliant.com or by calling (866) 949-4945.

Investment Adviser: Rayliant Investment Research, doing business as Rayliant Asset Management.

Portfolio Managers: Jason Hsu, CIO of the Adviser, and Phil Wool, Chief Research Officer of the Adviser, each serve as portfolio managers of the Fund. Messrs. Hsu and Wool have each served the Fund as a portfolio manager since it commenced operations in 2026 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.